UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2010

Security Solutions Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-52822	20-8090735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D-150 Las Vegas NV	89103
(Address of Principal Executive Offices)	(Zip Code)

(702) 943-0302

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 3, 2010, R.R. Hawkins and Associates International, PSC  (“Hawkins”) was dismissed as the Registrant’s independent registered public accounting firm. On the same date, February 3, 2010, the accounting firm of LBB & Associates Ltd. (“LBB”) was engaged as the Registrant’s new independent registered public accounting firm. The Registrant’s Board of Director’s approved both the dismissal of Hawkins and the engagement of LBB on February 3, 2010.

Except as described below, the report of Hawkins on the consolidated financial statements of Security Solutions Group, Inc. (then known as Corporate Equity Investments, Inc.) as of and for the years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles for either of the years ended December 31, 2008 and 2007 as described under Item 304 (a)(1)(ii) of Item 304 of Regulation S-K. Hawkins’ audit report relating to the audit of Security Solutions Group, Inc.’s financial statements for the year ended December 31, 2008 and filed on March 23, 2009 indicated the auditors’ substantial doubt about the Company’s ability to continue as a going concern because, at those times, the Company required additional funds to meet its obligations and the costs of its operations.

Since the Company’s inception on December 22, 2006, during the period that Hawkins was the Registrant’s independent registered public accounting firm, the Registrant (or someone on its behalf) had not consulted with LBB, or any other auditor, regarding any accounting or audit concerns for the two most recent years and the subsequent interim period through the date the firm was engaged, to include, but not by way of limitation, those stated in Item 304 of Regulation S-K.

During the Registrant’s two most recent fiscal years ended December 31, 2008 and 2007, and through the date of dismissal, the Registrant has not had any disagreements with Hawkins, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to said accountants' satisfaction, would have caused it to make reference to the subject matter of the disagreements(s) in connection with its report.  Additionally, there have been no reportable events within the meaning set forth in Item 304 of Regulation S-K.

The Registrant has provided Hawkins with a copy of this Current Report on Form 8-K/A before it was filed and requested that Hawkins furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Hawkins’s letter dated February 19, 2010 is filed as Exhibit 16 to this Current Report on Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from R.R. Hawkins and Associates International, PSC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Security Solutions Group, Inc.

By:	/s/ Phil Viggiani
Name: Phil Viggiani
Title: Chief Executive Officer

Dated: February 19, 2010